EXHIBIT 32.1


           CERTIFICATIONS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
                         RULE 13a-14(b) OR 15d-14(b) AND
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the transition report of Petrogen Corp. (the "Company") on Form 10-QSB for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sacha
H. Spindler, Chief Executive Officer and I Brian Fiddler, Chief Financial Officer of the Company, certify for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2005                  By: /s/ SACHA H. SPINDLER
                                              __________________________________
                                                  Sacha H. Spindler
                                                  Chief Executive  Officer


Dated: November 14, 2005                  By: /s/ BRIAN FIDDLER
                                              __________________________________
                                                  Brian Fiddler
                                                  Chief Financial Officer